© Inspire Medical Systems, Inc. All Rights Reserved Wells Fargo Spotlight Series May 2023

© Inspire Medical Systems, Inc. All Rights Reserved Inspire SleepSync™ Patient Journey

© Inspire Medical Systems, Inc. All Rights Reserved Supporting Patients on their Path to Inspire 3 Implant Fine- tune ActivationInspire Advisor Care Program (ACP) DISE/ Prior Authorization Patient education using the InspireSleep.com website Community health talks Physician Consultations Awareness with direct-to- consumer outreach programs Life with Inspire – Patient management with SleepSync™ Time from ACP contact to implant can be as much as 6 months

THE PATIENT JOURNEY


Inspire
Patient

	Awareness	Education	Consultation	Implant	Life w/ Inspire
Steps	Conduct Online Search; See an Inspire Ad; Ask their Dr. about Inspire; Visit IS.com	Register for CHT; Do I Qualify Lead; Request an Appt.	Obtain Updated Sleep Study; Schedule an Appt. with IS Dr.; Attend Appt.	DISE; Prior Auth; Implant; Activation	Fine-tune; Confirm Sleep Study
Challenges What is the biggest pain point for patients?	• Patients need sufficient information to feel prepared to take the next step with Inspire	• There are limited ways to engage with Inspire for support and education	• It is difficult to schedule an appointment • Sleep Studies can take months for patients to get	• Time for scheduling DISE • Time for scheduling implant	• Patients need support through the therapy optimization process
SUPPORT What key investments and programs is Inspire investing in to support patients?	• Updated website content for patients • Chatbot improvements with two-way text messaging	• Lead capture + scoring • Lead nurturing via email, text, phone • Request a call for nights/weekends	• Digital scheduling through ACP • Ognomy + EnsoData	• Increase ENT capacity to grow number of Inspire procedures • Inspire V to reduce OR time • PREDICTOR to replace DISE for many patients	• SleepSync cloud-based patient management system to support patient from contact to post-implant sleep management

© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Patient Engagement Conversion Initiatives

Improving Patient Engagement Conversion Initiatives

- Digital scheduling has shown significant improvements with 60 pilot sites; next wave of sites planned for June 2023
- Patient education using chat guide bot
- Patient nurturing with auto-email system
- Improved patient tracking with SleepSync™



Improving Patient Experience and Reducing Time-to-Implant

- Inspire V neurostimulator with internal sensor expected to reduce OR time and improve patient experience
- PREDICTOR study intended to replace DISE with office airway measurement for vast majority of patients
- Continued development of Inspire VI and VII for auto-activation and future auto-titration



Increasing ENT Capacity to Further Grow Utilization

- Work with ENTs to optimize time by ensuring support team (sleep physicians) engages and conducts longitudinal patient management
- Train additional ENTs in the practice
- Continue to add new centers with ability to quickly grow utilization (complete teams)

SleepSync™ Patient Management System increase Utility

- Longitudinal Patient Engagement from first contact to long after Inspire implant
- Fully incorporate both Objective data (utilization, sleep performance) and Subjective data (e-visit, questionnaires) to support strong patient outcomes
- Future enhancements including Remote Patient Programming and Physician notifications

5

© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved Inspire SleepSync™ Patient Management Platform

SleepSync™ Digital Health Platform Accelerates Growth



Patient
Inspire App



Clinician
SleepSync™ Web Portal



Remote patient management

- Symptom Relief
- Adherence
- Disease Burden (Future)
- Remote Adjustments (Future)



Dynamic patient engagement

- Find a doctor
- Customized education
- Track therapy & sleep quality
- Virtual check-ins

Efficient care coordination

- Access therapy quality measures
- Manage patients by exception
- Grow confidence & productivity
- Support sleep practice economics

Enhanced by Strategic Integrations

- Electronic medical records (Future)
- Seep coaching, telemedicine, and efficient home sleep apnea testing

OGNOMY ensodata

Growing Inspire Value

- Expanding sleep clinician confidence & capacity enables more patients to benefit from Inspire
- Automated real-world clinical studies
- SaaS revenue possibilities (Future)

© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved8 Video

Inspire SleepSync™ Patient Management Platform

Automated, **web-based** monitoring of OSA therapy quality measures

Inspire Patient Remote


Inspire

Collects **adherence data**

Inspire Sleep App


How are you feeling?

Patients complete (optional) **sleep logs** and surveys

Inspire SleepSync™ Web Portal



Therapy quality measures are available on **sleepsync.net**

© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved More efficient support for Inspire patients Wireless and Automatic Therapy Monitoring Efficient Care Coordination Dynamic Patient Engagement

© Inspire Medical Systems, Inc. All Rights Reserved Inspire Mechanism of Action Drug-Induced Sleep Endoscopy (DISE)

© Inspire Medical Systems, Inc. All Rights Reserved Mechanism of Action - Stimulation Affects Multi- Level Collapse (VIDEOS) Velopharynx Therapy OFF Velopharynx Therapy ON Tongue Base Therapy OFF Tongue Base Therapy ON Velo- pharynx Tongue- Base Safiruddin, ERJ 2014

© Inspire Medical Systems, Inc. All Rights Reserved DISE examples of Palatal Concentric Collapse vs. AP Collapse Includable: Velopharynx Anterior-Posterior collapse Excludable: Velopharynx Complete Concentric Collapse Conclusion: Patients with complete concentric collapse at the velopharynx can be identified and guided toward appropriate therapy

© Inspire Medical Systems, Inc. All Rights Reserved DISE example of CCC and Lateral Wall

© Inspire Medical Systems, Inc. All Rights Reserved Inspire – Effect of BMI Increase on Outcomes • In one patient, the AHI decreased from 38/h to 10/h in the first month, increased to 30/h in the third month, and returned to 7.2/h at the 6- month sleep study. • This patient gained 11 kilos bodyweight between the first three follow-ups and lost 6 kilos by the 6-month follow-up. • The increased body weight associated with a change of retropalatal collapse from antero- posterior to concentric pattern during DISE. • BMI reduction is very important in reducing lateral wall collapse and complementary to hypoglossal nerve stimulation for tongue-based collapses. 15

© Inspire Medical Systems, Inc. All Rights Reserved Inspire Technology Slides

Obstructive Sleep Apnea is a Serious and Chronic Disease

Typical Obstructive Sleep Apnea Event


Airway obstruction during breathing

OSA is Caused by a Blocked or Partially Blocked Airway

- Blockage prevents airflow to the lungs
- Results in repeated arousals and oxygen de-saturations
- Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)

Normal range:
AHI < 5 events per hour

Mild sleep apnea:
5 ≤ AHI < 15 events per hour

Moderate sleep apnea:
15 ≤ AHI < 30 events per hour

Severe sleep apnea:
AHI ≥ 30 events per hour

Most Patients Are Unaware of Their Condition...

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

...and Untreated OSA Multiplies Serious Health Risks

2x
The risk for stroke[1]

2x
The risk for sudden cardiac death[2]

5x
The risk for cardiovascular mortality[3]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]

Increased Risk of Mortality[5]


100%
90%
80%
70%
60%
50%
% Surviving
0
5
10
15
20
Years of Follow-up
No OSA
Mild OSA
Moderate OSA
Severe OSA

Source: Company Website
1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

17

© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire Sleep Apnea Innovation

Current Treatment Options, Such as CPAP and Invasive Surgery, Have Significant Limitations

Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA

- Demonstrated improvements in disease severity and long-term gold standard therapy
- **<u>Major limitations as a therapeutic option is primarily due to low patient compliance (approximately 35% – 65%)</u>**



<u>Drivers of Non-Compliance</u>

- ☒ Mask Discomfort
- ☒ Mask Leakage
- ☒ Pressure Intolerance
- ☒ Skin Irritation
- ☒ Nasal Congestion
- ☒ Nasal Drying
- ☒ Nosebleeds
- ☒ Claustrophobia
- ☒ Lack of Intimacy

Surgical Alternatives for OSA

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- Inpatient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

1. *Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.*

18
© Inspire Medical Systems, Inc.
All Rights Reserved
Inspire Sleep Apnea Innovation

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- ✓ Sleep apnea affects +100 million people worldwide[1]
- ✓ Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device [2]
- ✓ Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion[3]
- ✓ OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease
- ✓ OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries

1. *Source: World Health Organization.*
2. *Company estimates.*
3. *Represents moderate to severe OSA. Source: McKinsey & Company, 2010.*



Adults with Moderate to Severe OSA Prescribed CPAP² = ~2 million
•Less: 65% CPAP Compliant
Published literature estimates CPAP non-compliance rates of 35% - 65%
35% of CPAP Non-Compliant Adults = ~700,000
•Less: 30% Anatomy Challenges
70% Inspire Anatomy Eligible = ~500,000
•Multiplied by our average selling price
Inspire U.S. Market = ~$10 billion

19
© Inspire Medical Systems, Inc.
All Rights Reserved
Inspire
Sleep Apnea Innovation

UAS is Safer than Traditional Sleep Surgery
(UAS n=1,201; Palate n=3,364; MLS n=492)

UAS has 4% risk of readmission vs ~15-20%

Readmission Following Procedure[1]



Freedom from readmission following procedure
100%
95%
90%
85%
80%
0
10
20
30
40
50
60
70
80
90
100
Days Following Procedure
Inspire
Palate
Multilevel

UAS 2% complication rate vs 15-20%

Complications Following Procedure



Freedom from complications
100%
95%
90%
85%
80%
75%
0
10
20
30
40
50
60
70
80
90
100
Days Following Procedure
Inspire
Palate
Multilevel

Nord et al, Comparison of Readmission and Complication Rates Between Traditional Sleep Surgery and Upper Airway Stimulation Using a Novel, National Medical Record Database, COSM 2021 [abstract]

20

© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

UAS has similar AHI improvement as CPAP, and lower symptoms & disease burden

How does UAS compare vs CPAP?

Population: New UAS (n=117) and CPAP (n=110) pts
Follow-up: 12 months

Inclusion of both arms

- Sleepiness Symptoms
- AHI between 15-65
- Predominant OSA

Statistically Matched: 63 PAP vs 63 UAS

- Baseline AHI: ~35 events/hour
- Baseline ESS: ~15

Results – UAS better at improving symptoms, and possibly higher usage



UAS
CPAP
ESS reduction (points)
8
3.9
*p = 0.042
Usage/Night (hours)
5
4.0
p = 0.087

Heiser, Sleep & Breathing 2022
21

© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved Inspire Therapy is a Proven Solution for Patients with OSA Inspire System 1 2 3 Three implanted devices and patient remote: Pressure sensing lead: detects when the patient is attempting to breathe Neurostimulator: houses the electronics and battery power for the device Stimulation lead: delivers electrical stimulation to the hypoglossal nerve Inspire Procedure  Typically, a 60-90 min outpatient procedure  Requires two small incisions  Patients typically recover quickly and resume normal activities in just a few days  Patient turns on the device each night with the remote control before going to sleep 2 1 Hypoglossal Nerve Neurostimulator Stimulation Lead Pressure Sensing Lead 3 Inspire Algorithm  Active while patients sleep  Closed-loop system which senses breathing patterns Inspire system turned on Airflow Breathing Oxygen Saturation No OSA eventsOSA events  Provides stimulation during inspiratory phase of respiration maintaining open airway Over 41,000 Inspire procedures completed to date 22

© Inspire Medical Systems, Inc. All Rights Reserved Unified Patient Management Platform Inspire SleepSync™ InspireSleep App Programmer Remote Inspire Cloud Inspire IV/V Stimulator 23

© Inspire Medical Systems, Inc. All Rights Reserved Continuous Data Collection and Outcomes Monitoring • Collect real-world, international outcomes data • Eligibility – ALL patients receiving Inspire therapy • ADHERE Registry - 4,800 enrollments at 62 medical centers with enrollment goal of 5,000 patients • Transition to ADHERE 2.0 as part of Inspire SleepSync™ 24 AHI = Apnea Hypopnea Index ESS = Epworth Sleepiness Scale Post Market Surveillance Data Real World Data Proactive Data Reactive Data Data Analysis for Signals

© Inspire Medical Systems, Inc. All Rights Reserved 96.0% 96.5% 97.0% 97.5% 98.0% 98.5% 99.0% 99.5% 100.0% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 Cu m ul at iv e Su rv iv al P er ce nt ag e Months After Implant 2018 2020 2019 2021 2022 Inspire Patient Experience Report - Safety Inspire System Survivability to Revision by Implant Year Inspire System Survivability to Explant by Implant Year 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0% 100.0% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 Cu m ul at iv e Su rv iv al P er ce nt ag e Months After Implant 2018 2020 2019 2021 2022 25